SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K
                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                         Securities and Exchange Act of 1934

           Date of Report (Date of Earliest Event Reported):  June 24, 1994

                            IDB COMMUNICATIONS GROUP, INC.
                (Exact Name of Registrant as Specified in its Charter)

                                       DELAWARE
                    (State or Other Jurisdiction of Incorporation)
                           0-14972                   93-0933098
                         (Commission                   (I.R.S. Employer
                           File No.)                   Identification No.)

             10525 WEST WASHINGTON BOULEVARD, CULVER CITY, CALIFORNIA
                       (Address of Principal Executive Offices)

                                      90232-1922
                                      (Zip Code)
                                    (213) 870-9000
                 (Registrant's Telephone Number, Including Area Code)


          ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

               On June 24, 1994, the Registrant engaged Arthur Andersen & Co. to act as the Registrant's independent certified public
          accountant.   Arthur Andersen &  Co. replaces Deloitte  & Touche,
          who resigned on May 23, 1994.


          ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial Statements of Businesses Acquired.
               -------------------------------------------
                None.

          (b)  Pro Forma Financial Information.
               -------------------------------
                None.

          (c)  Exhibits.
               --------

              Exhibit
                No.                            Description
              -------                         -----------

                99.1        Press Release dated June 26, 1994



                                      SIGNATURES
               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Culver City, State of California, on June 27, 1994.


                                        IDB COMMUNICATIONS GROUP, INC.


                                        By:  \s\ Jeffrey P. Sudikoff
                                             -----------------------
                                              Jeffrey P. Sudikoff
                                              Chairman and Chief
                                              Executive Officer